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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):        JANUARY 6, 2000
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                               US DIAGNOSTIC INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            1-13392                                      11-3164389
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   (Commission File Number)                   (IRS Employer Identification No.)



             777 SOUTH FLAGLER DRIVE, WEST PALM BEACH, FLORIDA       33401
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               (Address of principal executive offices)           (Zip Code)


                                 (561) 832-0006
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On January 6, 2000 US Diagnostic Inc. issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

         10 Nondiscrimination Agreement between US Diagnostic Inc. and Steel Partners II, L.P. dated January 6, 2000.

         99       Press Release of US Diagnostic Inc. dated January 6, 2000




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                US DIAGNOSTIC INC.

Date:    January 7, 2000
                                                By: /s/ Francis J. Harkins
                                                    ---------------------------
                                                    Francis J. Harkins
                                                    Executive Vice President






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                                  EXHIBIT INDEX


    EXHIBIT NO.

         10 Nondiscrimination Agreement between US Diagnostic Inc. and Steel Partners II, L.P. dated January 6, 2000

         99       Press Release of US Diagnostic Inc. dated January 6, 2000